UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2018

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 12, 2018, Cosmos Holdings, Inc. (the “Company”) entered into two separate Third Amendment and Exchange Agreements (each, an “Exchange Agreement”), each by and between the Company and an institutional investor that previously purchased a Senior Convertible Note from the Company on November 16, 2017 (each, an “Existing 2017 Note”) pursuant to a Securities Purchase Agreement, dated as of November 15, 2017, as last amended on September 26, 2018, by and between the Company and such holders of Existing 2017 Notes (the “Securities Purchase Agreement”). Pursuant to each Exchange Agreement, the Company issued a new warrant (each, an “Exchange Warrant”) in exchange for an existing warrant.

Pursuant to the Exchange Agreement, the Conversion Price of the existing senior convertible notes issued under the September 4, 2018 Securities Purchase Agreement was lowered from $6.00 per share to $3.478 solely with respect to an aggregate of $1,333,333.33 principal amount of the notes converted. Upon the conversion, an aggregate of 383,363 shares of registered Common Stock (“Mandatory Conversion Shares”) will be issued to the noteholders. The amount converted was credited against the Company’s January 2, 2019 note payment due, with the final balance of the note due on February 1, 2019. The Exchange Warrants provide for an aggregate of 727,683 shares issuable at $6.00 per share including an additional 191,682 under the Exchange Agreements. The Exchange Agreements provide for a waiver by the holders of all anti-dilution adjustments to the conversion price and/or exercise price of notes and warrants issued to the holders from all prior offerings.

The Company and each holder entered into a new leak-out agreement, under which the holders will not sell any shares for a sixty (60) day period commencing December 12, 2018 and the Company agreed to not file any new registration statements nor conduct any equity offerings for the same sixty (60) day period.

Except as set forth in the Exchange Agreements, the Exchange Warrants and new leak-out agreements, the Securities Purchase Agreement and each of the other transaction documents that were executed in connection with the Securities Purchase Agreement remain unchanged and in full force and effect.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information described above in Item 1.01 “Entry Into A Material Definitive Agreement” is incorporated by reference herein.

Exemption from registration under the Securities Act of 1933, as amended, (the “Act”) is claimed under Section 3(a)(9) of the Act for the issuance of the Exchange Warrants, based on the representations and warranties as set forth in the Exchange Agreements and Exchange Warrants, forms of which have been filed as Exhibits 4.1 and 4.2, respectively, to this Form 8-K and in the Securities Purchase Agreement dated November 15, 2017, a copy of which was previously filed as Exhibit 4.1 to Form 8-K on November 16, 2017. The Mandatory Conversion Shares were registered by the Company on its Registration Statement on Form S-1 (No. 333-227813) declared effective on November 1, 2018.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.

4.1	Form of Third Amendment and Exchange Agreement

4.2	Form of Exchange Warrant

4.3	Form of Leak-Out Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: December 12, 2018	By:	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Third Amendment and Exchange Agreement

4.2	Form of Exchange Warrant

4.3	Form of Leak-Out Agreement

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